Exhibit 99.1

2012 Global Consumer Conference June 20, 2012 Disclaimer This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,“ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of Ruth’s Hospitality Group, Inc., (the “Company”, “Ruth’s Chris Steak House”, “Mitchell’s Fish Market”, “Ruth’s Hospitality” or any subsidiary or division of Ruth’s Hospitality Group). Such statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected costs, the competitive environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: market volatility, risks from food safety or food-borne illness, the impact of negative publicity surrounding our restaurants or the consumption of beef or seafood, the impact on revenues of shifts in customers tastes, our ability to compete with other restaurant concepts who may have greater financial, marketing and other resources, supply shortages, increased food, beverage, labor or other costs, significant disruptions in the supply of food and beverages by our suppliers, labor shortages or increases in labor costs/benefits, federal/state/local regulations, operational shortcomings of our franchisees that may be affect or reputation and brand, reduced royalty revenues from our franchisees, litigation, restrictions from our senior credit agreement that may restrict our ability to operate our business and pursue other business strategies, a potential impairment in the carrying value of our goodwill or other intangible assets, economic downturns and the impact on consumer spending habits, failure or weakness of our internal controls, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, Ruth’s Hospitality Group assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 25, 2011, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.rhgi.com. Leading restaurant company focused on upscale dining 3 –Iconic upscale steak house brand celebrating 47 years as segment leader –Consistently recognized and awarded for high quality food, special occasion dining, and customer service .Nation’s Restaurant News - #1 Consumer Picks Survey across all segments –National footprint with growing international presence –Upscale casual seafood restaurant founded in 1998 –Creative offerings with high flavor profile –Natural complement to Steak House business –Well positioned to take advantage of growth in seafood consumption Proven business model for over 47 years .Stable franchise base generates steady and profitable revenue stream .Consistent traffic and revenue growth .Improved capital structure .Positioned for future growth opportunities .Disciplined use of capital Strong Investment Highlights 4 National Footprint with Significant Growth Opportunities 6 2 2 13 1 1/2 5 3 8 3 3 4 3 1 5 14/4 4 NJ 6 MD 2 DC 2 1 RI 4 2 1/1 1 2/4/1 3/1 1/4/2 4/2 3 1 1/2 CT 5 RCSH/MFM/MSH San Juan, Puerto Rico Cancun, Mexico Cabo San Lucas, Mexico Toronto, Canada Mississauga, Canada Edmonton, Canada Calgary, Canada Kaohsiung, Taiwan Taichung, Taiwan Taipei, Taiwan Tokyo, Japan Queensway, Hong Kong Hong Kong Dubai Aruba Int’l Sites (Franchise) System-wide Restaurants Company-Owned Franchise-Owned Total Ruth’s Chris Steak House 63 69 132 Mitchell’s Fish Market / Steakhouses 22 -- 22 Total 85 68 154 Founded in 1965 from one location with the purchase of Chris Steak House in New Orleans by Ruth Fertel .Today a world class, segment leading brand with broad consumer acceptance The Story of Ruth's Chris Comfortable, elegant and classically American The Secret Behind the Sizzle 8 Highest food quality Prepared to exacting standards The Secret Behind the Sizzle 9 Passionate Hospitality The Secret Behind the Sizzle 10 Uncompromising Service The Secret Behind the Sizzle 11 Some of the Rewards from the Sizzle Unique business model in the upscale steakhouse segment –28 franchisees operating in 22 states and 7 countries –Provides approximately $12– $13 million in annual royalty fees –Allows system growth without additional company capital 40 50 60 70 80 90 100 2008 2009 2010 2011 2012 2012-17 Existing New +7 +6 +1 +2 +5 +16 commitments (no signed lease) Franchise Location Trend Great Brand and Strong Franchisees Grand Rapids, MI – New Franchisee in 2011 13 Ruth’s Chris Strategic Initiatives .Focused on growing revenues across our three core segments through traffic before using price –Special Occasion –Corporate Business –Core Guests/Regular Customers .Using product offerings to broaden consumer relevance –Ruth’s Classics –Happy Hour/Beverage programs –Satellite broadcast for meetings .Selective use of TV for brand focused communication .Re-investing through targeted remodels and relocations 14 Segment Overview .Upscale-casual seafood restaurant founded in 1998 by Cameron Mitchell Restaurants –Acquired by Ruth’s Hospitality in 2008 .19 locations in 8 states –All are company-owned .Creative fresh seafood with a high flavor profile Earning the Right to Grow .Profitable and contributing to Ruth’s Hospitality Group earnings –New management focused on improving consistency of execution and unit level economics before accelerating growth .Leveraging high guest loyalty –Consistent high scores for food taste and quality –1/3 of customers are “heavy” users (>8x/yr) which is nearly double that of its peers 17 Increasing Consumer Awareness .High quality, satisfaction, and loyalty scores –Mitchell’s trails peers in awareness .Applying Ruth’s Chris expertise to increase banquet/corporate dining .Marketing initiatives –Broaden menu appeal with innovative surf and “turf” offerings –Smaller unit base requires enhanced local marketing and increased social media efforts 18 Financial Overview Consistent Traffic and Revenue Growth .Encouraging Same Store Sales Trends Continue –8 consecutive quarters of revenue gains, 9 quarters of traffic gains at RCSH –Improving comparison trend at MFM –Sales growth continued into second quarter –While sales continue to recover, still significantly below 2007 levels -4% -2% 0% 2% 4% 6% 8% 10% Mar- 10 Jun- 10 Sep- 10 Dec- 10 Mar- 11 Jun- 11 Sep- 11Dec- 11 Mar- 12 RCSH MFM Year/Year Change in Comp Store Sales Significant Improvement to Capital Structure in Q1 .Redeemed BRS preferred shares for $60.2MM –Highly accretive –Eliminated $2.5MM annual preferred dividend –Reduced diluted share count by 20% –Removed “overhang” .Financed with recently renegotiated credit facility –Incremental interest expense significantly less than dividend obligation Solid Financial Results in Q1 2012 .Total revenues grew 3.4% to $101.0MM .Beef cost inflation was 16% .EBITDA increased 1.5% to $13.7MM and EBITDA margin decreased 20bp to 13.6%1 .Pro forma Net income available to preferred and common shareholders increased 11% to $6.2MM and as a percent of sales increased 40bp to 6.1%1 .Debt balance at quarter -end was $77MM - up from $22MM at year-end due to BRS transaction –Expect to continue to pay down debt in 2012 1 excludes loss on impairment, restructuring benefit, loss on disposal , debt issuance costs and discontinued operations Investing in the Future .Remodel of existing locations –In the last two years, over 1/3 of company locations have been remodeled /refreshed .Relocation –Portland, OR successful relocated in 2011 resulting in initial sales growth of over 40% –Evaluating similar opportunities for 2012-2013 .New locations –Cherokee, NC opened May 21, 2012 –Cincinnati, OH under construction – anticipated Q412 –Actively evaluating additional opportunities for 2012-2013 24 Strategy to Create Shareholder Value Respected Brands High Quality Food Passionate Hospitality Operational Excellence Uncompromising Service Leverage Strong Competitive Positioning Over $65 million in free cash flow generated in last eight quarters Create Significant Financial Flexibility Priorities for Capital Allocation Investing in Growth •Investing in new units •Remodels/Relocations •Investments in other strategic initiatives Returning Capital •Paying down debt •Additional share repurchases? •Dividends? Strategy to Create Shareholder Value Manhattan Question and Answer Session